UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                      FORM 8

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported) February 15, 2001

                         Commission file Number 0-32795

                                 FOXY JEWELRY, INC.
               ------------------------------------------------------
               (Exact Name of Registrant as Specified in its Charter)


               NEVADA                                     88-0442629
-------------------------------                      ----------------------
(State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)


       2620 So. Maryland Parkway, #402, Las Vegas, Nevada        89109
       ----------------------------------------------------   ----------
             (Address of principal executive offices)         (Zip Code)

                      Registrant's Phone: (702) 471-7106
                                          --------------

             2038 S. Palm St., #462 Las Vegas, Nevada  89104
    --------------------------------------------------------------
    (Former name or former address, if changed, since last report)

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ITEM 5. OTHER EVENTS


The Corporation's mailing address and business address have been changed from 2038 S. Palm St., #462 Las Vegas, Nevada 89104 to 2620 So. Maryland Parkway, #402, Las Vegas, Nevada 89109, effective February 15, 2002.


ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.


None - not applicable.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     FOXY JEWELRY, INC.


By:  /s/ Mike Fox
     ---------------------
     Michael Fox,
     Chairman of the Board
     President,
     Chief Financial Officer

Dated:  February 19, 2002


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